Prime Credit Card Master Trust					13-Oct-04
					02:55 PM
Settlement Statement
-	-	--

Distribution Date:					15-Oct-04

Monthly Period:		September 2004
		29-Aug-04
		02-Oct-04

(i) Collections					$425,998,216
Finance Charge					49,302,508
Principal					376,695,708

(ii) Investor Percentage - Principal Collections					02-Oct-04

	Series 2000-1				25.3%
	A				21.3%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				25.3%
	A				21.3%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Oct-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Oct-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Oct-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,616,535.77
	A				$3,037,829.29
	B				289,353.24
	C				289,353.24

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			02-Oct-04		$1,971,686,918.92
Principal Receivables in Trust					$1,885,327,031.87

(xii) Invested Amount			02-Oct-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					11.308%
Finance Charge Receivables Factor					4.380%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.20%	$1,698,307,597
	1-29 days			3.74%	$68,905,951
	30-59 days			1.16%	$21,308,480
	60-89 days			0.78%	$14,440,174
	90-119 days			0.65%	$11,919,084
	120-149 days			0.61%	$11,304,212
	150 days +			0.86%	$15,817,533
	Total			100.00%	$1,842,003,030

	Balance in Principal Funding Account			2-Oct-04	$0
	Balance in Excess-Funding Account				$0

Last Updated on 10/15/04
By HO0DMW